                                                                    EXHIBIT 10.4

                           SUN HYDRAULICS CORPORATION
                               AMENDMENT NO. 1 TO
                             1996 STOCK OPTION PLAN


        WHEREAS, SUN HYDRAULICS CORPORATION, a Florida corporation (the "Company"), sponsors the Sun Hydraulics Corporation 1996 Stock Option Plan (the "Plan"); and

        WHEREAS, Section 19 of the Plan provides that the Plan may be amended by the Board of Directors (the "Board") of the Company; and

        WHEREAS, the Board has determined that it is in the best interest of the Company and its stockholders to amend the Plan, effective as of February 24, 1997, in the manner contemplated below;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1.  Section 15 of the Plan is amended by deleting the phrase "three
(3) months" in the first paragraph of Section 15 regarding death of an optionee and replacing it with the following:

                               "twelve (12) months"

        2. This Amendment shall be effective as of February 24, 1997. Except as otherwise amended hereby, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned, being the duly elected and authorized Secretary of the Company, hereby certifies that this Amendment No. 1 to 1996 Stock Option Plan was legally and validly approved by the Board of Directors of the Company on February 24, 1997.

                                        SUN HYDRAULICS CORPORATION




                                        By: /s/  Gregory C. Yadley
                                           ----------------------------------
                                            Gregory C. Yadley, Secretary